Exhibit 99.2

PASITHEA THERAPEUTICS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of March 31, 2022 and the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 are based on the historical consolidated financial statements of Pasithea Therapeutics Corp. (the “Company”) and Alpha-5 Integrin LLC, a Delaware limited liability company (“Alpha-5”) after giving retroactive effect to the Company’s acquisition of Alpha-5 effective June 21, 2022 (the “Acquisition”), and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of March 31, 2022 is presented as if the Acquisition had occurred on January 1, 2021 and is derived from the unaudited consolidated balance sheet of the Company at March 31, 2022 and the unaudited balance sheet of Alpha-5 at March 31, 2022 and gives effect to certain pro forma adjustments. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2022 is presented as if the Acquisition had occurred on January 1, 2021 and are derived from the unaudited consolidated statement of operations of the Company for the three months ended March 31, 2022 and the unaudited consolidated statement of operations of Alpha-5 for the three months ended March 31, 2022; the unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 are derived from the audited historical statement of operations of the Company for the year ended December 31, 2021 and the audited historical statement of operations of Alpha-5 for the year ended December 31, 2021 and are presented as if the Acquisition occurred on January 1, 2021. These consolidated pro forma statements of operations do not and give effect to pro forma adjustments as any adjustments arising from the combined companies are deemed to be immaterial.

The unaudited pro forma consolidated financial information is based on the assumptions set forth in the notes to such information. These adjustments are provisional and subject to further adjustment as additional information becomes available, additional analyses are performed, and as warranted by changes in current conditions and future expectations. The unaudited pro forma adjustments made in preparation of the unaudited pro forma information are based upon available information and assumptions that the Company considers to be reasonable and have been made solely for purposes of developing such unaudited pro forma consolidated financial information for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (“SEC”).

The unaudited pro forma adjustments have been made solely for informational purposes. The actual results reported by the Company in periods following the Acquisition, and through the measurement period, may differ significantly from that reflected in these unaudited pro forma consolidated financial statements. As a result, the unaudited pro forma consolidated information is not intended to represent and does not purport to be indicative of what the Company’s financial condition or results of operations would have been had the Acquisition been completed on the applicable dates of the unaudited pro forma consolidated financial statements. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial condition and results of operations of the Company.

The unaudited pro forma consolidated financial statements, including the notes thereto, should be read in conjunction with:

●	the audited consolidated financial statements of the Company for the year ended December 31, 2021;

●	the unaudited consolidated financial statements of the Company for the three months ended March 31, 2022 and 2021;

●	the audited financial statements of Alpha-5 for the year ended December 31, 2021 filed as Exhibit 99.1 to this Current Report on Form 8-K/A; and

●	the unaudited financial statements of Alpha-5 for the three months ended March 31, 2022 and 2021 filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The purchase price allocation takes into account the information management believes is reasonable at the time of acquisition. Nevertheless, the Company has one year from the Closing Date to make a final determination of purchase price accounting allocations; and, accordingly, adjustments may be made to the foregoing allocations for the Acquisition (the measurement period).

ProForma Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2022 and the

Twelve Months ended December 31, 2021

(Unaudited)

	Three Months Ended March 31, 2022
	PASITHEA THERAPEUTICS CORP.	ALPHA-5 INTEGRIN, LLC	PRO FROMA PASITHEA THERAPEUTICS CORP.

Revenues	$13,658	$-	$13,658
Cost of services	12,937	-	12,937
Gross margin	721	-	721

Operating expenses:
Selling, general and administrative	2,405,258	447,196	2,852,454
Loss from operations	(2,404,537)	(447,196)	(2,851,733)

Other income:
Change in fair value of warrant liabilities	785,297	-	785,297
Gain on forgiveness of accounts payable	45,000	-	-
Other income	830,297	-	830,297

Loss before income taxes	(1,574,240)	(447,196)	(2,021,436)
Provision for income taxes	-	-	-

Net loss	$(1,574,240)	$(447,196)	$(2,021,436)

Weighted-average common shares outstanding, basic and diluted			23,008,371
Basic and diluted net loss per common share			$(0.09)

Comprehensive loss:
Net loss	$(1,574,240)	$(447,196)	$(2,021,436)
Foreign currency translation	(4,513)	-	(4,513)
Comprehensive loss	$(1,578,753)	$(447,196)	$(2,025,949)

	Twelve Months Ended December 31, 2021
	PASITHEA THERAPEUTICS CORP.	ALPHA-5 INTEGRIN, LLC	PRO FROMA PASITHEA THERAPEUTICS CORP.

Revenues	$15,062	$-	$15,062
Cost of services	17,275	-	17,275
Gross margin	(2,213)	-	2,213

Operating expenses:
Selling, general and administrative	4,505,200	1,703,796	6,208,996
Loss from operations	(4,507,413)	(1,703,796)	(6,211,209)

Other income:
Change in fair value of warrant liabilities	2,334,400	-	2,334,400
Interest expense	(508)	-	(508)
Foreign currency exchange gain/(loss)	-	1,566	1,566
Other income	2,333,892	1,566	2,335,458

Loss before income taxes	(2,173,521)	(1,705,362)	(3,878,883)
Provision for income taxes	-	-	-

Net loss	$(2,173,521)	$(1,705,362)	$(3,878,883)

Weighted-average common shares outstanding, basic and diluted			10,404,668
Basic and diluted net loss per common share			$(0.37)

Comprehensive loss:
Net loss	$(2,173,521)	$(1,705,362)	$(3,878,883)
Foreign currency translation	(10,561)	-	(10,561)
Comprehensive loss	$(2,184,082)	$(1,705,362)	$(3,889,444)

Pro Forma Balance Sheet As of March 31, 2022

	PASITHEA THERAPEUTICS CORP.	ALPHA-5 INTEGRIN, LLC	PRO FORMA ADJUSTMENTS		PRO FROMA PASITHEA THERAPEUTICS CORP.
ASSETS
Current assets:
Cash and cash equivalents	$50,321,206	$122,083	$-		$50,443,289
Prepaid expenses	628,740	30,351	-		659,091
Total current assets	50,949,946	152,434	-		51,102,380

Property and equipment	128,619	20,915	-		149,534
Restricted cash	-	26,780	-		26,780
Goodwill	-	-	3,547,572	(1)	3,547,572
Total assets	$51,078,565	$200,129	$3,547,572		$54,826,266

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$433,684	$90,182	-		$433,684
Related party payable	-	13,318	-		13,318
Total current liabilities	433,684	103,500	-		537,184

Non-current liabilities
Warrant liabilities	667,503	-	-		667,503
Total non-current liabilities	667,503	-	-		667,503
Total liabilities	1,101,187	103,500	-		1,204,687

Commitments and Contingencies (Note 4)

Stockholders’ equity:
Preferred stock, par value $0.0001, 5,000,000 shares authorized; 0 issued and outstanding	-	-	-		-
Common stock, par value $0.0001, 495,000,000 shares authorized; June 30, 2022, and December 31, 2021, respectively 26,548,688 and 23,008,371 shares issued and outstanding as of June 30, 2022, and December 31, 2021, respectively	17,684	1,000,000	(999,674	)(1) (2)	18,010
Additional paid-in capital	53,763,513	1,250,030	2,393,845	(1) (2)	57,407,388
Accumulated other comprehensive loss	(15,074)	-	-		(15,074)
Accumulated deficit	(3,788,745)	(2,153,401)	2,153,401		(3,788,745)
Total stockholders’ equity	49,977,378	96,629	3,547,572		53,621,579
Total liabilities and stockholders’ equity	$51,078,565	$200,129	$3,547,572		$54,826,266

(1)	Reflects the estimated amount of goodwill purchased as part of the acquisition and the elimination of Alpha-5’s members’ equity.

(2)	Reflects the fair value of the 3,260,870 common shares and 1,000,000 warrants issued to the sellers of Alpha-5.

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